Exhibit 10.10

                    CONSULTING AGREEMENT

     This  CONSULTING  AGREEMENT  is  entered  into  as   of
September 15, 2002 by and between CareDecision Corp. a Nevada corporation, (the "Company"), end Paradigm Partners, Inc. ("Paradigm"), and is effective upon the execution by the parties hereto.

     1.   DUTIES AND RESPONSIBILITIES.

     A. Paradigm shall provide information technology consulting to the Company. Paradigm shall report to and perform the duties and responsibilities assigned to him by the Company's President, or such other person as may be designated by the Company's Board Of Directors.

     B. Paradigm agrees to devote its time and attention to the Company, to use best efforts to advance the business and welfare of the Company, to render services under this Agreement fully, faithfully, diligently, competently and to the best of their ability.

     2.   PERIOD OF EMPLOYMENT.

     A. Paradigm's engagement with the Company shall be governed by the provisions of this Agreement from September 15, 2002, and continuing until this Agreement terminates pursuant to written notification by either the Company or Paradigm, which notification may occur at any time for any reason. The period during which the Paradigm provides services to the Company pursuant to this Agreement shall be referenced in this Agreement as the "Employment Period."

     B. During the first year of this Agreement, if Paradigm is terminated other than for Cause or if he resigns for Good Reason, they shall be entitled to the payments and other benefits, set forth in Paragraph 7 of this Agreement.

     3.   COMPENSATION.

     A. Paradigm's initial Base Salary shall be paid accordingly: 2,539,574 shares of the company's common stock, said shares to be registered under the company's upcoming registration.

     B. Except for the conditions described in paragraph A above, Paradigm's compensation shall be subject to periodic review by the Company, and may be increased or decreased in the Company's discretion.

     4.   EQUITY PARTICIPATION.

     Separate from this Agreement and pursuant and subject to the terms and conditions of the Company's Stock Option Plan and Stock Option Agreement, when approved, officers and employees of Paradigm may be granted options to purchase shares of the Company's common stock.

     5.   EXPENSE REIMBURSEMENT.

     In addition to the compensation specified in Paragraph 3, Paradigm shall be entitled, in accordance with the reimbursement policies in effect from time to time, to receive


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reimbursement  from  the  Company  for  reasonable  business expenses incurred by Paradigm in the performance of his duties hereunder, provided Paradigm furnishes the Company with vouchers, receipts and other details of such expenses
in   the   form  required  by  the  Company  sufficient   to
substantiate a deduction for such business expenses under all applicable rules and regulations of Federal and State taxing authorities.

     6.   FRINGE BENEFITS.

     A. Paradigm shall, throughout the Employment Period, shall not be eligible to participate in all group term life, insurance plans, group health plans, accidental death and dismemberment plans and short-term disability programs and other employee perquisites which are made available to the Company's employees.

     7.   SERVICES.

     Notwithstanding any of the provisions of this Agreement, Paradigm's services to the Company are at will, which means that it is not for a specific term and may be terminated by either the Company or Paradigm at any time, for any reason without advance notice.

     Should the Company terminate Paradigm's employment for Cause, as defined below, or should Paradigm voluntarily resign other than for Good Reason, the Company shall have no obligation to Paradigm under this Agreement other than for accrued but unpaid salary. Should the Company terminate Paradigm's employment other than for Cause during this
Agreement, or should Paradigm resign for Good Reason, the Company shall have no further obligation under this Agreement, except that the Company will continue to pay Paradigm's base salary for a six-month period, (less, if applicable, any long-term disability payments).

     8.   GOOD REASON.

     For Purposes of this agreement, "Good Reason" shall mean:

     A.    A     material    reduction   in   the    duties,
responsibilities, status, reporting responsibilities, title, or offices that Paradigm had with the Company immediately before the reduction.

     B. A reduction by more than 20% of the total annual compensation (defined as Base Salary and Target Bonus) that
Paradigm was eligible to receive from the Company and its affiliates immediately before the reduction.

     C. A change in control in which the Paradigm is not offered a similar position at no less than seventy-five percent (75%) of Paradigm's compensation (defined as Base
Salary).

     D. The failure of any successor to the Company by merger, consolidation or acquisition of all or substantially all of the business of the Company to assume the Company's obligations under this Agreement.

     E.   A material breach by the Company of its
obligations under this Agreement.

     9.   CAUSE.

     For purposes of this Agreement, "Cause" shall mean a reasonable belief by the Board of Directors that Paradigm has engaged in anyone of the following: (i) financial dishonesty,


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including, without limitation, misappropriation of funds  or property, or any attempt by Paradigm to secure any personal profit related to the business or business opportunities of the Company without the informed, written approval of the Company's Board of Directors; (ii) refusal to comply with reasonable directives of the Company's Chief Executive Officer or Board of Directors; (iii) negligence or reckless or willful misconduct in the performance of Paradigm's duties; (iv) failure to perform, or continuing neglect in
the   performance  of,  duties  assigned  to  Paradigm;  (v)
misconduct which has a materially adverse effect upon the Company's business or reputation; (vi) the conviction of, or plea of nolo contendere to, any felony or a misdemeanor involving moral turpitude or fraud; (vii) the material breach of any provision of this Agreement: (viii) violation of Company policies including, without limitation, the Company's policies on equal employment opportunity and prohibition of unlawful harassment; (ix) death of Paradigm; or (x) a disability which continues for a period in excess of 180 days. A termination as a result of a Change in Control shall not constitute cause.

     10.  CHANGE IN CONTROL.

     For purposes of this Agreement "Change in Control" shall mean any of the following transactions effecting a change in ownership or control of the Company:

            (i)        a     merger,    consolidation     or
               reorganization approved by the Company's stockholders, UNLESS securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor Company are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company's outstanding voting securities immediately prior to such transaction, or

            (ii)     any  stockholder-approved  transfer  or
               other disposition of all or substantially all of the Company's assets, or

            (iii)   the acquisition, directly or indirectly,
               by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934
               Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders.

In no event, however, shall a Change in Control be deemed to occur in connection with any public offering of the Common
Stock.

     11.  RESTRICTIVE: COVENANTS.

     During the Consultancy Period:

               (i)     Paradigm shall devote time and energy
                 to  the  performance of  Paradigm's  duties
                 described herein.
               (ii)     Paradigm   shall  not  directly   or
                 indirectly  provide services to or  through
                 any,  person,  firm or other entity  except
                 the  Company,  unless otherwise  authorized
                 by  the Board in writing. The Company does,
                 however,   reserve  the  right  to   demand
                 Paradigm's resignation from


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those  same  Boards, if, in the opinion of the  CareDecision
CEO, continued membership on those Boards by Paradigm diminishes his ability to execute his responsibilities
identified   within   this  Agreement;   or   if   continued
association with those organizations becomes detrimental to the goals of the company; or if continued membership represents a conflict, or potential conflict, with the business activities, or objectives, of CareDecision.
               (iii) Paradigm shall not render similar services of any kind or character for Paradigm's own account or for any other person, firm or entity without first obtaining the Company's written consent.

Paradigm, however, shall have the right to perform such incidental services as are necessary in connection with (a) Paradigm's private passive investments, but only if Paradigm is not obligated or required to (and shall not in fact) devote any managerial efforts which interfere with the services required to be performed by him, or (b) Paradigm's charitable or community activities, or participation in trade or professional organizations, but only if such incidental services do not interfere with the performance of Paradigm's services to the Company.

     12. NON-COMPETITION DURING THE CONSULTANCY PERIOD.

     Paradigm acknowledges and agrees that given the extent and nature of the confidential and proprietary information he will obtain during the course of his employment with the Company, it would be inevitable that such confidential information would be disclosed or utilized by the Paradigm should he obtain employment from, or otherwise become associated with, an entity or person that is engaged in a business or enterprise that directly competes with the Company. Consequently, during any period for which Paradigm is receiving payments from the Company, either as wages or as a severance benefit, including but not limited to severance pay pursuant to paragraph 7, Paradigm shall not, without prior written consent of the Company's Board of Directors, directly or indirectly own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be employed by or connected in any manner with, any enterprise which is engaged in any business competitive with or similar to that of the Company; provided, however, that such restriction shall not apply to any passive investment representing an interest of less than two percent (2%) of an outstanding class of publicly-traded securities of any Company or other enterprise which is not, at the time of such investment, engaged in a business competitive with the Company's business.

     13.  NON-SOLICITATION.

     During the Employment Period and for one (1) year following termination of Paradigm's consultancy, Paradigm shall not encourage or solicit any of the Company's employees to leave the Company's employ for any reason or interfere in any other manner with employment relationships at the time existing between the Company and its employees. In addition, Paradigm shall not solicit, directly or indirectly, business from any client of the Company, induce any of the Company's clients to terminate their existing business relationship with the Company or interfere in any other manner with any existing business relationship between the Company and any client or other third party.

     Paradigm acknowledges that monetary damages may not be sufficient to compensate the Company for any economic loss, which may be incurred by reason of its breach of the foregoing restrictive covenants. Accordingly, in the event of any such breach, the Company shall, in addition to the termination of this Agreement and any remedies available to the Company at law, be entitled to obtain equitable relief in the form of an injunction precluding Paradigm from continuing such breach.


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     14.  SUCCESSORS AND ASSIGNS.

     This Agreement is personal in its nature and Paradigm shall not assign or transfer his rights under this Agreement. The provisions of this Agreement shall inure to the benefit of, and be binding on each successor of the Company whether by merger, consolidation, transfer of all or substantially all assets, or otherwise and the heirs and legal representatives of Paradigm.

     15.  NOTICES.

     Any notices, demands or other communications required or desired to be given by any party shall be in writing and shall be validly given to another party if served either personally or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested. If such notice, demand or other communication shall be served personally, service shall be conclusively deemed made at the time of such personal service. If such notice, demand or other communication is given by mail, such notice shall be conclusively deemed given forty- eight (48) hours after the deposit thereof in the United States mail addressed to the party to whom such notice, demand or other communication is to be given as hereinafter set forth:

To CareDecision:
Robert Cox, President
2 Penn Plaza, 15th Floor, Ste. 1500-53
New York, NY 10121

To Paradigm:
Joel Weintraub, President
419 S. 2nd Street, Suite 300
Philadelphia, PA 19147

Any party may change its address for the purpose of receiving notices, demands and other communications by providing written notice to the other party in the manner described in this paragraph.

     16.  GOVERNING DOCUMENTS.

     This Agreement along with the documents expressly referenced in this Agreement constitute the entire agreement and understanding of the Company and Paradigm with respect to the terms and conditions of Paradigm's employment with the Company and the payment of severance benefits and supersedes all prior and contemporaneous written or verbal agreements and understandings between Paradigm and the Company relating to such subject matter. This Agreement may only be amended by written instrument signed by Paradigm and an authorized officer of the Company. Any and all prior agreements, understandings or representations relating to the Paradigm's employment with the Company are terminated and cancelled in their entirety and are of no further force or effect.

     17.  GOVERNING LAW.

     The provisions of this Agreement will be construed and interpreted under the laws of the State of Nevada. If any provision of this Agreement as applied to any party or to any circumstance should be adjudged by a court of competent jurisdiction to be void or unenforceable for any reason, the invalidity of that provision shall in no way affect (to the maximum extent permissible by law) the application of such provision under circumstances different from those adjudicated by the court, the application of any other provision of this Agreement, or the enforceability or
invalidity  of  this  Agreement  as  a  whole.  Should   any
provision of this Agreement


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become or be deemed invalid, illegal or unenforceable in any jurisdiction by reason of the scope, extent or duration of its coverage, then such provision shall be deemed amended to the extent necessary to conform to applicable law so as to be valid and enforceable or, if such provision cannot be so amended without materially altering the intention of the parties, then such provision will be stricken and the remainder of this Agreement shall continue in full force and effect.

     18.  REMEDIES.

     All rights and remedies provided pursuant to this Agreement or by law shall be cumulative, and no such right or remedy shall be exclusive of any other. A party may pursue any one or more rights or remedies hereunder or may seek damages or specific performance in the event of another party's breach hereunder or may pursue any other remedy by law or equity, whether or not stated in this Agreement.

     19.  NO WAIVER.

     The waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any later breach of that provision.

     20.  COUNTERPARTS.

     This Agreement may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.


CareDecision Corporation

/s/ Robert Cox
--------------
By: Robert Cox
Title: President



Paradigm

/s/ Joel Weintraub
------------------
By: Joel Weintraub


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